EGA EMERGING GLOBAL SHARES TRUST

Supplement dated May 11, 2016 to the Summary Prospectus dated August 3, 2015 for the following series (the “Fund”) of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Beyond BRICs ETF	BBRC

The following supplements the information about the Fund’s investment adviser, Emerging Global Advisors, LLC (“EGA”), included in the Summary Prospectus.

On May 11, 2016, Columbia Management Investment Advisers, LLC (“Columbia”) announced an agreement to acquire EGA (the “Transaction”).  The Transaction is subject to certain regulatory approvals, as well as other conditions prior to closing.  In connection with this announcement, the Trust’s Board of Trustees (the “Board”) will meet to consider a new investment advisory agreement between Columbia and the Trust, on behalf of the Fund, as well as other matters related to the Transaction.  The Fund’s Prospectus will be further supplemented to announce the Board’s determinations.

* * *

Please keep this supplement for future reference.